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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2014
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Shareholder Approval of PG&E Corporation 2014 Long-Term Incentive Plan (“2014 LTIP”)

As reported below, on May 12, 2014, the shareholders of PG&E Corporation approved the 2014 LTIP, as described in the Joint Proxy Statement relating to the 2014 Annual Meetings of Shareholders of PG&E Corporation and Pacific Gas and Electric Company (“Utility”).  Employees of PG&E Corporation and the Utility are eligible to receive equity compensation awards under the 2014 LTIP.  Non-employee directors of PG&E Corporation also are eligible to receive nondiscretionary grants of the automatic formula awards specified in the 2014 LTIP.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2014, PG&E Corporation and the Utility held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Lewis Chew	332,267,920	3,396,550	930,280	38,586,021
Anthony F. Earley, Jr.	320,534,054	10,125,943	5,934,753	38,586,021
Fred J. Fowler	332,270,183	3,400,437	924,130	38,586,021
Maryellen C. Herringer	309,332,658	26,376,490	885,602	38,586,021
Richard C. Kelly	332,266,645	3,401,326	926,779	38,586,021
Roger H. Kimmel	330,915,806	4,735,876	943,068	38,586,021
Richard A. Meserve	331,543,388	4,039,772	1,011,590	38,586,021
Forrest E. Miller	327,426,773	8,231,326	936,651	38,586,021
Rosendo G. Parra	330,420,215	5,213,401	961,134	38,586,021
Barbara L. Rambo	326,591,576	9,049,950	953,224	38,586,021
Barry Lawson Williams	325,693,501	9,944,435	956,814	38,586,021

Each director nominee named above was elected a director of PG&E Corporation.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2014 (included as Item 2 in the proxy statement):

For:	371,111,550
Against:	3,023,436
Abstain:	1,045,785

This proposal was approved.

3.	Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	299,910,502
Against:	34,822,472
Abstain:	1,861,776
Broker Non-Vote(1)	38,586,021

This proposal was approved.

4.	Approval of PG&E Corporation 2014 LTIP (included as Item 4 in the proxy statement):

For:	301,582,683
Against:	33,682,012
Abstain:	1,330,055
Broker Non-Vote(1):	38,586,021

This proposal was approved.

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Lewis Chew	266,697,178	128,922	115,113	5,817,031
Anthony F. Earley, Jr.	266,698,428	126,762	116,023	5,817,031
Fred J. Fowler	266,687,092	139,629	114,492	5,817,031
Maryellen C. Herringer	266,605,158	224,650	111,405	5,817,031
Christopher P. Johns	266,695,734	132,420	113,059	5,817,031
Richard C. Kelly	266,687,283	139,444	114,486	5,817,031
Roger H. Kimmel	266,705,978	121,659	113,576	5,817,031
Richard A. Meserve	266,698,023	129,929	113,261	5,817,031
Forrest E. Miller	266,664,813	162,047	114,353	5,817,031
Rosendo G. Parra	266,693,333	136,106	111,774	5,817,031
Barbara L. Rambo	266,651,234	176,505	113,474	5,817,031
Barry Lawson Williams	266,641,449	181,501	118,263	5,817,031

Each director nominee named above was elected a director of Pacific Gas and Electric Company.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2014 (included as Item 2 in the proxy statement):

For:	272,272,391
Against:	99,525
Abstain:	386,328

This proposal was approved.

3.	Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	266,233,135
Against:	548,301
Abstain:	159,777
Broker Non-Vote(1)	5,817,031

This proposal was approved.

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: May 12, 2014	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 12, 2014	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary